Exhibit 99.1
Morgan Stanley Energy Conference July 8, 2009

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include a decrease in domestic spending by the oil and natural gas exploration and production industry, a decline in or substantial volatility of crude oil and natural gas commodity prices, the loss of one or more significant customers, the loss of or interruption in operations of one or more key suppliers, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements.

3 Company Overview

4 Superior Overview Leading Provider of Comprehensive, High-Tech Well Completion Services Market Data: Market Capitalization $134.0 MM (7/6/09) Exchange/Ticker NASDAQ: SWSI Daily Volume 375,538 Shares (June Avg.) Shares Outstanding 23.8MM Insider Ownership 41% Debt at 3/31/09 41% of Book Capitalization

5 Core Competency - Differentiation Technical fluids expertise is our core competency Capable of working in every onshore basin in the U.S. Service quality focus (98%+ success rating from our customers)

6 Technology Leadership Technology Leadership Technology Investments to Strengthen Core Competency

7 Well Completion Market Super High-Tech High-Tech Low-Tech Exploratory 12,000 to 15,000 PSI > 325°+ F 40% to 45% SWSI Expertise 40 to 45% Slick Water Fracs, Price Sensitive 10% to 15% Resource Plays Nitrogen, Cross-Linked Fluids Challenging Down-Hole Environments Reliability and Quality Valued R&D Market Segment Market Size (Est) 3 Major Providers 5-8 Primary Providers Many Providers Low-Tech <8,000 PSI <10,000 Feet Less than 250°+ F Technical Fluids >8,000 to 12,000 PSI 250°to 325°+ F

Service Centers Serving Shale Drilling Basins Since 1997, Grown from 2 to 36 Service Centers 430,000 horsepower at December 31, 2008 Facts Founded: 1997 Nasdaq Ticker: SWSI 6/30/09 Employees: 1,508 2008 Service Centers: 36 2008 Revenues: $520.9 MM 2008 Adjusted EBITDA: $113.3 MM

Located in Shale Drilling Basins Service centers located in all major shale plays

Workforce Reductions Reduced headcount 1,081 (42%) since year-end Approximately 75% of the reductions occurred in March through today Continue to adjust based on utilization 10 75%

Payroll and Benefits Initiatives Healthcare and Other Employee Insurance Amended Healthcare plan and increased employee contribution Effective June 1 Discontinued 401(K) Match Effective May 1 Executive Salary Reductions 10% to 15% reduction in base salaries Effective April 15 Initiated Furlough and Wage Reduction Programs 11

Material, Fuel and Repair Initiatives Reduced Inventory Levels Established Cost Initiative Teams for Major Material, Fuel and Repair Items Maintaining Discretionary Spending Discipline $9.2 million net cash capex in March 2009 Quarter 12

13 Operations Overview

14 Diversified Revenue Stream - 3/31/09 Quarter Technical Pumping: Stimulation, Nitrogen and Cementing Down-Hole Surveying: Well Logging and Perforating Rental and Completion: Rental Tool, Completion and Production Fluid Logistics Services: Obtain, Transport, Store and Dispose Fluids Comprehensive, High-Tech Technical Services:

15 Cementing - Technical Pumping Cementing Critical for Protecting Fresh Water Zones and Isolating Productive Zones 3 to 6 Member Crews 314 Cement Trucks Created Cement Testing Lab 2006 Up to 14,400 Feet and 300° F Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Cementing 14% %Revenue (3/31/09 Q) Target Zone Cementing

16 Logging - Down-Hole Surveying Open-Hole Logging for Identifying Target Zone Characteristics 2 to 4 Member Crews 30 Logging Trucks Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging %Revenue (3/31/09 Q) Cementing 14%

17 Perforating - Down-Hole Surveying Cased-Hole Perforating Services Use Explosives to Penetrate the Producing Zones 86 Perforating Trucks and Cranes Up to 17,000 Feet and 6,000 psi Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Cementing 14% %Revenue (3/31/09 Q) Logging and Perforating 5%

18 Nitrogen - Technical Pumping Foam-Based Nitrogen Stimulation for CBM, Shales, Tight Gas Sands, and Low-Pressure Reservoirs 2 to 8 Member Crews 53 Nitrogen Pump Trucks 40 Nitrogen Transport Vehicles Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen Cementing 14% Logging and Perforating 5% Nitrogen 6% %Revenue (3/31/09 Q)

19 Stimulation Stimulation & Completion - Technical Pumping Fracturing and Acidizing for Increasing Flow of Oil and Gas from Producing Zones Specialized Equipment 6 to 30 member crews 1,221 Vehicles (High-Tech Pump Trucks, Blenders and Frac Vans) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen %Revenue (3/31/09 Q) Stimulation 65% Nitrogen 6% Logging and Perforating 5% Cementing 14%

20 Financial Overview

21 Strong Balance Sheet 3/31/09 Cash and Equiv. $ 2,499 Other Current Assets 148,115 PPE, net 445,006 Other 56,542 Total Assets $652,162 Current Liabilities $ 47,325 Long-Term Obligations 227,047 Other 395 Deferred Taxes 54,403 Stockholder's Equity 322,992 Total Liab & S.E. $652,162 $103.3 million of working capital $225.8 million of long-term debt with March 2013 earliest maturity $98.9 million of availability under existing revolving credit facility Debt to book capitalization of 41%

22 Historical Revenue and Adjusted EBITDA 8-year compound annual growth rate. Adjusted EBITDA is a "non-GAAP" financial measure. We define Adjusted EBITDA as net income plus interest expense, taxes, depreciation , non-cash stock compensation expense and amortization expense. Other companies may define Adjusted EBITDA differently and we make no representation as to the comparability of our Adjusted EBITDA to the Adjusted EBITDA of other companies. 56% CAGR (1) Revenue 57% CAGR (1) Adjusted EBITDA(2)

23 Adjusted EBITDA (Non-GAAP Financial Measure) 2000 2001 2002 2003 2004 2005 2006 2007 2008 Net Income $1,336 $5,775 $5,346 $8,214 $9,797 $9,467 $31,923 $37,755 $38,812 Income Tax Expense 0 0 0 0 0 13,826 20,791 24,570 27,362 Interest Expense 73 5 35 78 310 566 478 282 2,834 Depreciation & Amortization 1,423 1,786 2,467 3,465 5,057 8,698 14,453 25,277 41,806 Stock Compensation Expense 0 0 0 0 0 0 1,740 1,961 2,522 Adjusted EBITDA $2,832 $7,566 $7,848 $11,757 $15,164 $32,557 $69,385 $89,845 $113,336 Reconciliation of Adjusted EBITDA to Net Income:

24 Investments for Service Quality Newer, More Reliable Fleet for Delivering Quality Completion Services Diamondback

25 Company Highlights High Service Quality Valued Regardless of Cycle Advantage in Comprehensive, High-Tech Well Completions High-Margin Technical Fluids/Pumping Expertise Operational and Financial Durability Geographic diversification Broadened service line Strong balance sheet 10 Years of Consistent Performance and Growth Revenue - 56% CAGR 8-Years Adjusted EBITDA - 57% CAGR 8-Years Experienced Management Owns 14% of Shares Outstanding